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                                                                  EXHIBIT 10.12


DECEMBER 12, 2003


James Rudis
President and Chief Executive Officer
Overhill Farms, Inc.
2727 East Vernon Avenue
Vernon, CA  90058

                  Re:  Waiver Letter
                       -------------

Dear Mr. Rudis:

         We refer to that certain that certain Second Amended and Restated Loan and Security Agreement dated as of April 16, 2003, as amended by a First Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 16, 2003, as amended further by a Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of June 19, 2003 and as amended further by a Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 31, 2003 (as so amended, the "LOAN AGREEMENT"), by and among Overhill Farms, Inc., a Nevada corporation, (the "BORROWER"), and Pleasant Street Investors, LLC, a California limited liability company (the "LENDER"). Unless otherwise indicated, all capitalized terms used and not defined herein have the meanings ascribed to them in the Loan Agreement.

1.   Waiver of Specified Event of Default.
     -------------------------------------

         The Borrower has advised the Lender that the Borrower failed to perform, comply with and observe the Minimum Net Working Capital requirements set forth in Section 4.3(g) of the Loan Agreement in that Net Working Capital for the "fiscal month" ended October 26, 2003, was less than the minimum amount required by Section 4.3(g) (the "SPECIFIED EVENT OF DEFAULT"). The Specified Event of Default constitutes an Event of Default under Section 7.1(b)(ii)(z) of the Loan Agreement. Accordingly, the Borrower has requested that the Lender waive the Specified Event of Default as of October 26, 2003.

         At the request of the Borrower, and pursuant to Section 10.4 of the Loan Agreement, the Lender waives the Specified Event of Default as of October 26, 2003. The waiver provided for in this Section 1 shall be limited solely to the

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James Rudis
Overhill Farms, Inc.
December 12, 2003


Specified Event of Default and shall not give rise to any obligation whatsoever on the part of the Lender to grant any waivers in the future.

2.   General Matters.
     ----------------

         In order to induce the Lender to grant the waiver provided for herein, the Borrower hereby represents and warrants to the Lender that, since the Third Amendment Effective Date, no Default or Event of Default has occurred or is continuing.

         This waiver letter is being delivered without prejudice to the rights, remedies or powers of the Lender under or in connection with the Loan Agreement, the Notes, the other Loan Documents, Applicable Laws or otherwise, and shall not constitute or be deemed to constitute an amendment or other modification of, or a supplement to, the Loan Agreement, the Notes or any other Loan Document or the obligations of the Borrower thereunder. In addition, except as expressly provided in Section 1 above with respect to the Specified Event of Default, nothing contained in this letter is intended to or shall be construed as, a waiver of any breach, violation, Default or Event of Default, whether past, present or future, under the Loan Agreement, the Notes, the Collateral Documents or any other Loan Document, or a forbearance by the Lender of any of its rights, remedies or powers against the Borrower Parties (or any of them) or the Collateral. Lender hereby expressly reserves all of its rights, powers and remedies under or in connection with the Loan Agreement, the Notes, the Collateral Documents and the other Loan Documents, whether at law or in equity, including, without limitation, the right to declare all obligations to be due and payable.



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James Rudis
Overhill Farms, Inc.
December 12, 2003


         Please acknowledge your agreement with the foregoing by signing this waiver letter in the space indicated below and returning a signed copy to us as soon as possible.

                                                          Sincerely yours,

                                                          /s/ Steven E. Hartman
                                                          ---------------------
                                                          Steven E. Hartman

AGREED:
-------

OVERHILL FARMS, INC., a Nevada
corporation


By:  /s/ James Rudis
     -------------------------------------
     James Rudis
     President and Chief Executive Officer


cc:  Gregg A. Amber, Esq.
     Mitchell S. Cohen, Esq.

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